UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

ConnectM Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 395-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Securities Purchase Agreement and Related Transaction Documents

On September 28, 2026, ConnectM Technology Solutions, Inc. (the “Company”) and Ascent Partners Fund LLC, a Delaware limited liability company (the “Purchaser”), entered into Amendment No. 1 (the “Amendment”) to that certain Securities Purchase Agreement, dated as of August 31, 2026 (as amended, the “Purchase Agreement”) and related transaction documents as set forth below. The entrance by the Company and Purchaser into the Purchase Agreement, was previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2026 (the “Original 8-K”). Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Purchase Agreement or the Amendment, as applicable.

The Amendment makes the following changes to the Transaction Documents:

Purchase Agreement. Upon the occurrence of the Listing Event, Section 4.1 (Right of First Refusal) and Section 4.2 (Most Favorable Terms (MFN)) of the Purchase Agreement are each deleted in their entirety and replaced with “Reserved.” In addition, Exhibit A-2 (Form of Note Two) and Schedule I (Securities to be Purchased) to the Purchase Agreement are each replaced in their entirety.

Amendments to Previously Issued Notes. Per the Amednment, the Senior Secured Convertible Promissory Note (One), dated August 31, 2026, and the Senior Secured Convertible Promissory Note (Three), dated September 4, 2026 (together, the “Amended Notes”), are each amended by replacing Section 1(g) thereof to provide that, on the date of the Listing Event, the Company shall pay to the Holder 105% of the outstanding principal amount plus all accrued interest and all other amounts, costs, fees, expenses, indemnification and other damages due under the Transaction Documents. Section 2(e) (Conversion Into Series C Preferred Stock) of each Amended Note is deleted in its entirety and replaced with “Reserved.”

Amendments to Registration Rights Agreement. Per the Amednment, the Registration Rights Agreement, dated September 4, 2026, is amended by replacing the definitions of “Filing Date” and “Registrable Securities” in Section 1(a)(i) thereof. The amended “Filing Date” definition provides that, with respect to the Initial Registration Statement, the filing date is the 60th day following the date of the Listing Event. The amended “Registrable Securities” definition limits registrable securities to shares of Common Stock issued or issuable in connection with the Warrants.

Senior Secured Convertible Promissory Note (Two-A)

In connection with the Amendment, on September 28, 2026, the Company issued to the Purchaser a Senior Secured Convertible Promissory Note (Two-A) in the original principal amount of $1,388,888.89 (“Note Two-A”), with a purchase price of $1,250,000.00 (reflecting an original issue discount of $138,888.89). Note Two-A bears interest at a rate of 10% per annum (of which one year’s interest is guaranteed) and matures on September 28, 2027, subject to automatic acceleration to the 30th day following the Lock-Up Termination Date (as defined therein). Additionally, prior to the Listing Event (as defined in the Senior Secured Convertible Promissory Note (Two-A), Note Two-A is convertible into shares of Common Stock at the option of the Holder at a conversion price equal to the lower of (i) 4.5885 or (ii) during the continuation of a Default or Event of Default, 95% of the lowest VWAP during the five consecutive trading days immediately preceding the conversion date, subject to a 9.99% beneficial ownership limitation. Following the date of the Listing Event, the Holder shall not be permitted to convert the Note into shares of Common Stock of the Company (as further set forth in Note Two-A).

Commencing on the earlier of (i) the Listing Event or (ii) the date on which the Blue Cloud Shares (as defined in Note Two-A) are freely tradeable without restriction (no later than February 28, 2027), the Company is required to make monthly amortization payments of principal. The Company may, subject to satisfaction of the Equity Payment Conditions (as defined in Note Two-A), make amortization and interest payments in shares of Common Stock at the Amortization Price.

Lock-Up Agreement

In connection with the Amendment, on September 28, 2026, the Company entered into a Lock-Up Agreement (the “Lock-Up Agreement”), with the Purchaser and certain holders of the Company’s securities. Pursuant to the Lock-Up Agreement, certain holders of the Company’s securities agreed not to offer, sell or otherwise transfer Lock-Up Securities during the Lock-Up Period (as set forth therein), subject to customary exceptions for gifts, transfers to family members or trusts, transfers to affiliates, and certain other permitted transfers.

Share Purchase Side Letter

In connection with the Amendment, on September 28, 2026, the Company entered into a Side Letter (the “Side Letter”) with the Purchaser, pursuant to which the Purchaser committed to purchase shares of Common Stock or Units (consisting of shares of Common Stock and warrants) in the Listing Event Offering, subject to the satisfaction of certain conditions, including that no Event of Default has occurred and is continuing, the Company has complied with all obligations under the Transaction Documents, representations and warranties remain true and correct, and the shares to be purchased are registered under an effective registration statement.

The foregoing summaries of the Amendment, Note Two-A, the Lock-Up Agreement and the Side Letter do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of Note Two-A is incorporated herein by reference. The securities were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Purchaser represented that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 31, 2026 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 3, 2026).
10.2	Senior Secured Convertible Promissory Note One, dated August 31, 2026 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on September 3, 2026).
10.3	Security Agreement, dated August 31, 2026 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on September 3, 2026).
10.4	Amendment No. 1 to the Securities Purchase Agreement, dated September 28, 2026.
10.5	Senior Secured Convertible Promissory Note (Two-A), dated September 28, 2026.
10.6	Lock-Up Agreement, dated September 28, 2026.
10.7	Share Purchase Side Letter, dated September 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2026

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer